Exhibit 99.1

FOR IMMEDIATE RELEASE

ADEIA ANNOUNCES SECOND QUARTER 2023 FINANCIAL RESULTS

Achieved over $200 million of revenue for first half of 2023

Closed nine deals in the quarter

Paid down $114 million of debt since separation

SAN JOSE, Calif. - August 7, 2023 – Adeia Inc. (Nasdaq: ADEA) (the “Company” or “Adeia”) today announced financial results for the second quarter ending June 30, 2023.

“Our deal momentum continues, as we closed nine license agreements in the second quarter across a diverse group of pay-TV, OTT, consumer electronics and semiconductor customers in domestic and international markets, further validating the value of our growing intellectual property (IP) portfolio,” said Paul E. Davis, chief executive officer of Adeia. “After a strong first half of the year, we remain on track to achieve our goals for 2023 and we continue to make excellent progress towards our long-term strategic objectives.”

Second Quarter Financial Highlights

•
Revenue was $83.2 million compared to $117.3 million in the first quarter of 2023; total revenue for the first half of 2023 was $200.5 million compared to $246.3 million in the prior year
•
GAAP diluted earnings per share (EPS) of $0.01 and non-GAAP diluted EPS of $0.26
•
GAAP net income was $1.4 million and adjusted EBITDA was $51.7 million
•
Cash flows from operations were $28.7 million
•
Paid down $20.1 million on our term loan

Business Highlights

•
Cox Communications, a leading provider of broadband and pay-TV services in the U.S., signed a long-term extension of its license agreement for access to our media portfolio
•
DAZN, a leading OTT provider of global sports programming, signed a new multi-year license agreement for access to our media portfolio
•
Enseo, Freeview Australia, Massillon Cable, and TechniSat all renewed their media license agreements for multi-year terms. We also signed agreements with a U.S. pay-TV provider, a mobile/video provider in Japan and a U.S. semiconductor manufacturer
•
Remain on track to grow our patent portfolio 10% year-over-year, and now have an aggregate portfolio of over 10,000 patent assets
•
Expanded our Board with the addition of Adam Rymer, a well-respected executive with over 20 years of experience at the forefront of technology, media and entertainment

Capital Allocation

During the quarter, the Company made $20.1 million in principal payments toward its term loan, bringing the outstanding balance to $645.5 million as of June 30, 2023.

On June 20, 2023, the Company distributed $5.3 million to stockholders of record on May 30, 2023, for a quarterly cash dividend of $0.05 per share of common stock.

The Board of Directors declared a dividend of $0.05 per share, payable on September 18, 2023, to stockholders of record on August 28, 2023.

Financial Outlook

The Company is reiterating its prior full-year 2023 outlook, with adjustments to lower the expected diluted shares outstanding and widening the range for GAAP tax rate and GAAP net income:

Category (in millions, except for tax rate)	2023 GAAP Outlook	2023 Non-GAAP Outlook
Revenue	$385.0 - 415.0	$385.0 - 415.0
Operating expenses(1)	$253.0 - 267.0	$135.0 - 145.0
Interest expense	$64.0 - 67.0	$64.0 - 67.0
Other income	$2.5 - 3.0	$2.5 - 3.0
Tax rate	20% - 35%	23%
Net income(2)	$46.0 - 67.0	$145.0 - 159.0
Adjusted EBITDA(2)	N/A	$252.3 - 272.3
Cash from operations	$185.0 - 215.0	$185.0 - 215.0
Diluted shares outstanding	114.0	114.0

(1) See tables for reconciliation of GAAP to non-GAAP operating expenses

(2) See tables for reconciliation of GAAP net income to (i) non-GAAP net income and (ii) adjusted earnings before interest expense, income taxes, depreciation and amortization (adjusted EBITDA)

Conference Call Information

The Company will hold its second quarter 2023 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Monday, August 7, 2023. To access the call in the U.S., please dial +1 (888) 660-6411, and for international callers, dial +1 (929) 203-0849. All participants should dial in 15 minutes prior to the start of the conference call. The Company also suggests utilizing the webcast link to access the live call and the replay at Q2 2023 Earnings Call Webcast.

Safe Harbor Statement

This press release contains "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "could," "seek," "see," "will," "may," "would," "might," "potentially," "estimate," "continue," "expect," "target," similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results. These and other forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of competing technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; the Company’s ability to achieve the intended benefits of, and its ability to recognize the anticipated tax treatment of, the recent spin-off of its product business; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, including Russia’s invasion of Ukraine, and natural disasters; and the extent to which the COVID-19 pandemic continues to have an adverse impact on the Company’s business, results of operations, and financial condition will depend on future developments, including measures taken in response to the pandemic, which are highly uncertain and cannot be predicted. These risks, as well as other risks associated with the business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission ("SEC"), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia is a leading R&D and intellectual property (IP) licensing company that accelerates the adoption of innovative technologies in the media and semiconductor industries. Adeia’s fundamental innovations underpin technology solutions that are shaping and elevating the future of digital entertainment and electronics. Adeia’s IP portfolios power the connected devices that touch the lives of millions of people around the world every day as they live, work and play. For more, please visit www.adeia.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted, where applicable, for either one-time or ongoing non-cash acquired intangibles amortization charges, costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses, separation costs, all forms of stock-based compensation, loss on debt extinguishment, expensed debt refinancing costs, impairment of intangible assets, impact of certain foreign currency adjustments, discontinued operations and related tax effects. In addition, adjusted EBITDA adjusts for recurring charges of interest expense, income taxes, depreciation and amortization. Management believes that the non-GAAP measures used in this release provide investors with important perspectives into the Company’s ongoing business and financial performance and provide a better understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as adjusted EBITDA, non-GAAP operating expenses, non-GAAP net income and non-GAAP diluted earnings per share (EPS) do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Investor Contact:

Chris Chaney

Vice President, Investor Relations

IR@adeia.com

– Tables Follow –

SOURCE: ADEIA INC.

ADEA

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Revenue	$83,217	$107,815	$200,524	$246,347
Operating expenses:
Research and development	13,116	11,010	26,127	20,660
Selling, general and administrative	26,394	34,836	49,256	68,660
Amortization expense	23,650	24,406	47,339	48,932
Litigation expense	2,334	2,842	4,956	3,920
Total operating expenses	65,494	73,094	127,678	142,172
Operating income from continuing operations	17,723	34,721	72,846	104,175
Interest expense	(15,540)	(9,440)	(31,478)	(17,869)
Other income and expense, net	1,617	431	3,237	768
Income from continuing operations before income taxes	3,800	25,712	44,605	87,074
Provision for income taxes	2,381	10,552	14,165	16,069
Net income from continuing operations	1,419	15,160	30,440	71,005
Net loss from discontinued operations, net of tax	—	(21,633)	—	(53,502)
Net income (loss)	1,419	(6,473)	30,440	17,503
Less: Net loss attributable to non-controlling interest in discontinued operations	—	(848)	—	(1,816)
Net income (loss) attributable to the Company	$1,419	$(5,625)	$30,440	$19,319
Income (loss) per share:
Basic
Continuing operations	$0.01	$0.15	$0.29	$0.68
Discontinued operations	—	(0.20)	—	(0.50)
Net income (loss)	$0.01	$(0.05)	$0.29	$0.19
Diluted
Continuing operations	$0.01	$0.14	$0.27	$0.67
Discontinued operations	—	(0.20)	—	(0.49)
Net income (loss)	$0.01	$(0.06)	$0.27	$0.18
Weighted average number of shares used in per share calculations-basic	106,464	104,001	106,027	103,841
Weighted average number of shares used in per share calculations-diluted	112,775	105,160	113,105	105,362

ADEIA INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$60,470	$114,555
Available-for-sale debt securities	23,841	—
Accounts receivable, net	30,174	58,480
Unbilled contracts receivable, net	74,941	73,754
Other current assets	10,948	11,924
Total current assets	200,374	258,713
Long-term unbilled contracts receivable	64,986	40,705
Property and equipment, net	5,013	4,550
Operating lease right-of-use assets	5,048	5,993
Intangible assets, net	385,232	432,476
Goodwill	313,660	313,660
Long-term income tax receivable	109,733	113,679
Other long-term assets	38,561	40,750
Total assets	$1,122,607	$1,210,526
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$15,534	$8,546
Accrued liabilities	14,089	31,277
Current portion of long-term debt	36,400	109,813
Deferred revenue	20,088	17,076
Total current liabilities	86,111	166,712
Deferred revenue, less current portion	9,113	10,683
Long-term debt, net	591,482	619,580
Noncurrent operating lease liabilities	3,655	4,794
Long-term income tax payable	88,768	87,302
Other long-term liabilities	20,457	20,043
Total liabilities	799,586	909,114
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	119	117
Additional paid-in capital	634,954	636,266
Treasury stock at cost	(218,714)	(211,223)
Accumulated other comprehensive loss	(81)	(51)
Accumulated deficit	(93,257)	(123,697)
Total stockholders’ equity	323,021	301,412
Total liabilities and equity	$1,122,607	$1,210,526

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended
	June 30, 2023	June 30, 2022
Cash flows from operating activities:
Net income	$30,440	$17,503
Adjustments to reconcile net income to net cash from operating activities:
Depreciation of property and equipment	769	11,371
Amortization of intangible assets	47,339	78,485
Stock-based compensation expense	8,196	32,284
Deferred income tax	1,501	(1,641)
Amortization of debt issuance costs	2,239	2,231
Other	493	917
Changes in operating assets and liabilities:
Accounts receivable	27,708	14,820
Unbilled contracts receivable	(25,467)	(82,767)
Other assets	6,868	(1,291)
Accounts payable	6,987	6,868
Accrued and other liabilities	(16,447)	4,340
Deferred revenue	1,442	3,913
Net cash from operating activities	92,068	87,033
Cash flows from investing activities:
Purchases of property and equipment	(1,545)	(8,870)
Proceeds from sale of property and equipment	—	86
Purchases of intangible assets	(95)	(233)
Purchases of short-term investments	(23,766)	(4,490)
Proceeds from sales of investments	—	28,254
Proceeds from maturities of investments	—	26,053
Net cash from investing activities	(25,406)	40,800
Cash flows from financing activities:
Dividends paid	(10,636)	(10,418)
Repayment of debt	(103,750)	(20,250)
Proceeds from employee stock purchase program and exercise of stock options	1,130	8,059
Repurchases of common stock	—	(17,260)
Repurchases of common stock for tax withholdings on equity awards	(7,491)	(11,475)
Net cash from financing activities	(120,747)	(51,344)
Effect of exchange rate changes on cash and cash equivalents	—	(2,291)
Net increase (decrease) in cash and cash equivalents	(54,085)	74,198
Cash and cash equivalents at beginning of period	114,555	201,121
Cash and cash equivalents at end of period	$60,470	$275,319

Cash flows above are presented on a consolidated basis and therefore also include $144.8 million of cash and cash equivalents included in current assets of discontinued operations in the condensed consolidated balance sheet as of June 30, 2022.

ADEIA INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income
	Three Months Ended	Six Months Ended
	June 30, 2023	June 30, 2023
GAAP net income	$1,419	$30,440

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	736	1,330
Selling, general and administrative	3,820	6,866
Amortization expense	23,650	47,339
Separation and other related costs recorded in selling, general and administrative (1)	5,306	8,308
Severance and retention costs recorded in selling, general and administrative	78	78
Total operating expenses adjustments	33,590	63,921
Other income and expense, net	—	(302)
Non-GAAP tax adjustment (2)	(6,218)	(10,726)
Non-GAAP net income	$28,791	$83,333

Diluted income per share
	Three Months Ended	Six Months Ended
	June 30, 2023	June 30, 2023
GAAP diluted income per share	$0.01	$0.27

Adjustments to GAAP diluted income per share:
Stock-based compensation expense:
Research and development	0.01	0.01
Selling, general and administrative	0.03	0.06
Amortization expense	0.21	0.42
Separation and other related costs recorded in selling, general and administrative (1)	0.05	0.07
Severance and retention costs recorded in selling, general and administrative	—	—
Total operating expenses adjustments	0.30	0.56
Other income and expense, net	—	—
Non-GAAP tax adjustment (2)	(0.05)	(0.09)
Non-GAAP diluted income per share	$0.26	$0.74

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, that are accounted for in continuing operations including fees for financial advisory and other professional services, and expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net direct and indirect income tax effects of the various non-GAAP pretax adjustments

ADEIA INC.

GAAP NET INCOME TO

ADJUSTED EBITDA RECONCILIATION

(in thousands)

(unaudited)

	Three Months Ended	Six Months Ended
	June 30, 2023	June 30, 2023
GAAP net income	$1,419	$30,440

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	736	1,330
Selling, general and administrative	3,820	6,866
Separation and other related costs recorded in selling, general and administrative (1)	5,306	8,308
Severance and retention costs recorded in selling, general and administrative	78	78
Amortization expense	23,650	47,339
Depreciation expense	385	769
Interest expense	15,540	31,478
Other income and expense, net	(1,617)	(3,237)
Provision for income taxes	2,381	14,165
Adjusted EBITDA	$51,698	$137,536

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, that are accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON OPERATING EXPENSES

(in millions)

(unaudited)

	Year Ended
	December 31, 2023
	Low	High
GAAP operating expenses	$253.0	$267.0
Amortization expense	95.0	95.0
Stock-based compensation expense	14.0	16.0
Separation and related costs (1)	9.0	11.0
Total of non-GAAP adjustments	118.0	122.0
Non-GAAP operating expenses	$135.0	$145.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, that are accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON NET INCOME

(in millions)

(unaudited)

	Year Ended
	December 31, 2023
	Low	High
GAAP net income	$46.0	$67.0
Amortization expense	95.0	95.0
Stock-based compensation expense	14.0	16.0
Separation and related costs (1)	9.0	11.0
Total of non-GAAP operating expenses	118.0	122.0
Non-GAAP tax adjustment	(19.0)	(30.0)
Non-GAAP net income	$145.0	$159.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, that are accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE ON

ADJUSTED EBITDA

(in millions)

(unaudited)

	Year Ended
	December 31, 2023
	Low	High
GAAP net income	$46.0	$67.0
Stock-based compensation expense	14.0	16.0
Separation and related costs (1)	9.0	11.0
Amortization expense	95.0	95.0
Depreciation expense	2.3	2.3
Interest expense	64.0	67.0
Other income	(2.5)	(3.0)
Income tax expense	24.5	17.0
Total of non-GAAP adjustments	206.3	205.3
Adjusted EBITDA	$252.3	$272.3

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, that are accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.